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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 1, 2004

                           METRETEK TECHNOLOGIES, INC.
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             (Exact name of Registrant as specified in its charter)

          DELAWARE                      0-19793                 84-11698358
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(State or other jurisdiction    (Commission File Number)    (I.R.S Employer
     of incorporation)                                      Identification No.)

             303 EAST 17TH STREET, SUITE 660, DENVER, COLORADO 80203
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               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (303) 785-8080

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4 (c))

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ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS.

      On November 1, 2004, Metretek Technologies, Inc., a Delaware corporation (the "Company"), entered into Amended and Restated Employment Agreements ("Restated Employment Agreements") with W. Phillip Marcum, its Chairman of the Board, President and Chief Executive Officer, and A. Bradley Gabbard, its Executive Vice President and Chief Financial Officer. The Restated Employment Agreements amended and restated the original employment agreements between the Company and each of Messrs. Marcum and Gabbard, which employment agreements had been previously amended several times. Under the Restated Employment Agreements, the employment terms of Messrs. Marcum and Gabbard were extended and renewed until December 31, 2006, with automatic additional one-year renewal periods when the terms expire, unless either the Company or the officer gives six months prior written notice of termination, and the severance periods were extended to three years, for Mr. Marcum, and 18 months, for Mr. Gabbard.

      The base salaries under the Restated Employment Agreements, which are subject to annual upward adjustments at the discretion of the Board of Directors, are currently set at $325,000 for Mr. Marcum and $200,000 for Mr. Gabbard. In addition to the base annual compensation, the Restated Employment Agreements provide, among other things, for standard benefits commensurate with the management levels involved. The employment agreements also provide for the Company to establish an incentive compensation fund, to be administered by the Company's Compensation Committee, to provide for incentive compensation to be paid to each officer or employee (including Messrs. Marcum and Gabbard) deemed by the Compensation Committee to have made a substantial contribution to the Company in the event of a change of control of the Company or of the sale of substantially all of the Company's assets or similar transactions. The total amount of incentive compensation from the fund available for distribution will be determined by a formula based on the amount by which the fair market value per share of the Common Stock exceeds $10.08, multiplied by a factor ranging from 10-20% depending upon the ratio of the fair market value to $10.08. In the case of the sale of a significant subsidiary or substantially all of the assets of a significant subsidiary, a similar pro rata distribution is required.


      The Restated Employment Agreements provide that if the officer is terminated by the Company without cause, or the Restated Employment Agreement is terminated at the expiration of its term, or if the officer voluntarily resigns, then the officer is entitled to receive a severance payment equal to three years annual base salary payable over a six year period, for Mr. Marcum, and 18 months payable over an 18 month period, for Mr. Gabbard, and continued participation in all the Company's insurance plans for such additional period. The Restated Employment Agreements also contain certain restrictions on each officer's ability to compete, use of confidential information and use of inventions and other intellectual property.

      The Restated Employment Agreements also include "change in control" provisions to provide for continuity of management in the event the Company undergoes a change in control. The agreements provide that if within three years after a change in control, the officer is terminated by the Company for any reason other than for "cause", or if the officer terminates his employment for "good reason", as such terms are defined in the employment agreements, then the officer is entitled to receive a lump-sum severance payment equal to three times, for Mr. Marcum, and one and one-half times, for Mr. Gabbard, the amount of his then base salary, together with certain other

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payments and benefits, including continued participation in all the Company's insurance plans for a period of three years for Mr. Marcum and 18 months for Mr. Gabbard. Under these employment agreements, a "change in control" will be deemed to have occurred only if:

      - any person or group becomes the beneficial owner of 50% or more of the Company's Common Stock;

      - a majority of the Company's present directors are replaced, unless the election of any new director is approved by a two-thirds vote of the current (or properly approved successor) directors;

      - the Company approves a merger, consolidation, reorganization or combination, other than one in which the Company's voting securities outstanding immediately prior thereto continue to represent more than 50% of the Company's total voting power or of the surviving corporation following such a transaction and the Company's directors continue to represent a majority of its directors or of the surviving corporation following such transaction; or

      - the Company approves a sale of all or substantially all of its assets.

      The full text of the Restated Employment Agreements are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to, and should be read in conjunction with, such exhibits.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

        (C) EXHIBITS

            10.1 Amended and Restated Employment Agreement, dated as of November 1, 2004, between Metretek Technologies, Inc. and W. Phillip Marcum.

            10.2 Amended and Restated Employment Agreement, dated as of November 1, 2004, between Metretek Technologies, Inc. and A Bradley Gabbard.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        METRETEK TECHNOLOGIES, INC.

                                        By: /s/ W. Phillip Marcum
                                           -------------------------------------
                                           W. Phillip Marcum
                                           President and Chief Executive Officer

Dated: November 3, 2004

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